UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2024

Via Renewables, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100

Houston, Texas 77079

(Address of Principal Executive Offices)

(Zip Code)

(713) 600-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share	VIASP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Credit Agreement

On June 28, 2024, Via Renewables, Inc., a Delaware corporation (the “Company”), and Spark Holdco, LLC (“Spark Holdco,” and together with certain subsidiaries of the Company and Spark Holdco, the “Co-Borrowers”) entered into a First Amendment to Credit Agreement (the “Amendment”), dated as of June 28, 2024, with Woodforest National Bank, as administrative agent (the “Agent”), swing bank, swap bank, issuing bank, joint-lead arranger, sole bookrunner and syndication agent, and the other financial institutions party thereto, which amends that certain Credit Agreement, dated as of June 30, 2022, by and among the Company, the Co-Borrowers, the Agent and the other financial institutions party thereto (the “Credit Agreement”).

The Amendment amends the Credit Agreement in order to, among other things:

•	increase the amount the Co-Borrowers can borrow under the Credit Agreement to up to $205 million on a revolving basis;

•	extend the maturity date of the senior secured credit facility under the Credit Agreement to June 30, 2027;

•	eliminate the covenant that required the Company to maintain a senior secured leverage ratio of no more than 2.00 to 1.00;

•	amend the total leverage ratio to 3.00 to 1.00 from 2.50 to 1.00;

•	include as an exception to the restricted payments covenant and as additional permitted uses of proceeds from borrowings under the Credit Agreement, payments made to consummate the repurchase of outstanding shares of the Company’s 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, subject to certain terms and conditions set forth therein;

•	increase certain borrowing base limits for working capital advances under the Credit Agreement;

•	require the prepayment of outstanding principal amount of borrowings under the Credit Agreement to make the “Availability Cushion” (as defined in the Credit Agreement, as amended by the Amendment) greater than or equal to the Excess Borrowing Amount (as defined below) (such prepayments to be applied pro rata between working capital loans and acquisition loans under the Credit Agreement), if on any date (A) the amount of the “Borrowing Base Advance Cap” (as defined in the Credit Agreement, as amended by the Amendment) determined as of the date of the most recent report setting forth the loan parties’ eligible assets, as set forth in the Credit Agreement, minus (B) the outstanding aggregate amount of borrowings under the Credit Agreement plus the aggregate amount of all undrawn letters of credit then outstanding and unreimbursed drawings under all letters of credit under the Credit Agreement, is less than the greater of (such greater amount, the “Excess Borrowing Amount”) (x) $10,000,000 and (y) 10% of the amount of the “Borrowing Base Advance Cap” (as defined in the Credit Agreement, as amended by the Amendment) determined as of the date of the most recent report setting forth the loan parties’ eligible assets, as set forth in the Credit Agreement; and

•	make certain additional changes related to the information and compliance certificates that the Company is required to provide to the Agent pursuant to the Credit Agreement.

Other than as described herein, the material terms of the Credit Agreement remain unchanged. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

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Amended and Restated Subordinated Debt Agreement

In connection with entering into the Amendment to the Credit Agreement, the Company entered into an amended and restated subordinated promissory note (Note No. 8) (the “Amended and Restated Subordinated Debt Facility”) with Spark HoldCo and Retailco, LLC (“Retailco”), which extends the maturity date of the note to January 31, 2028.

Retailco is owned indirectly by W. Keith Maxwell III, who serves as the Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of the Company. W. Keith Maxwell III, through Retailco, owns 100% of the Company’s voting power. The terms and conditions of the Amended and Restated Subordinated Debt Facility were reviewed and approved by the Audit Committee of the Board, which consists solely of the Company’s independent directors, and by the full Board.

Other than as described herein, the material terms of the Amended and Restated Subordinated Debt Facility remain unchanged. The foregoing description of the Amended and Restated Subordinated Debt Facility does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1#

First Amendment to Credit Agreement, dated June 28, 2024, by and among Via Renewables, Inc., Spark HoldCo, LLC, and the other subsidiaries of Via Renewables, Inc. and Spark HoldCo, LLC party thereto, as co-borrowers, Woodforest National Bank, as administrative agent, swing bank, swap bank, issuing bank, joint-lead arranger, sole bookrunner and syndication agent, and the other financial institutions party thereto.

10.2	Amended and Restated Subordinated Promissory Note (Note No. 8), dated June 28, 2024, by and among Via Renewables, Inc., Spark HoldCo, LLC and Retailco, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Certain annexes, exhibits and schedules have been omitted. The registrant agrees to furnish supplementally a copy of any omitted annex, exhibit or schedule to the Commission upon request.

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EXHIBIT INDEX

Exhibit No.	Description

10.1#

First Amendment to Credit Agreement, dated June 28, 2024, by and among Via Renewables, Inc., Spark HoldCo, LLC, and the other subsidiaries of Via Renewables, Inc. and Spark HoldCo, LLC party thereto, as co-borrowers, Woodforest National Bank, as administrative agent, swing bank, swap bank, issuing bank, joint-lead arranger, sole bookrunner and syndication agent, and the other financial institutions party thereto.

10.2	Amended and Restated Subordinated Promissory Note (Note No. 8), dated June 28, 2024, by and among Via Renewables, Inc., Spark HoldCo, LLC and Retailco, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Certain annexes, exhibits and schedules have been omitted. The registrant agrees to furnish supplementally a copy of any omitted annex, exhibit or schedule to the Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2024

Via Renewables, Inc.

By:	/s/ Mike Barajas
Name:	Mike Barajas
Title:	Chief Financial Officer

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